UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 5, 2009
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19673	51-0332317

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 5, 2009, the Incentive Stock and Compensation Committee (the “Committee”) of the Board of Directors of America Service Group Inc. (the “Company”) approved restricted stock awards under the Company’s 2009 Equity Incentive Plan to each of the following:

Name	Number of Shares
Richard Hallworth, Chief Executive Officer and President	5,100
Michael W. Taylor, Executive Vice President, Chief Financial Officer and Treasurer	1,400
Carl J. Keldie, M.D., Chief Medical Officer	1,000
Jonathan B. Walker, Senior Vice President and Chief Development Officer	1,000
T. Scott Hoffman, Senior Vice President and Chief Administrative Officer	1,000
     On August 5, 2009, the Committee approved the Form of August 2009 Employee Stock Grant Certificate which evidences, and sets terms with respect to, the grant of restricted shares to the employees listed above (the “August 2009 Agreement”). The vesting provisions of the August 2009 Agreement provide for the restricted shares to become nonforfeitable on the earlier of the third anniversary of the date such shares were granted or on the date upon which the Company’s stock has maintained an average closing stock price equal to or greater than $23.00 per share for ninety (90) consecutive days to the extent such shares are not already nonforfeitable.
     Under the terms of the August 2009 Agreement, the employee shall have the right to receive cash dividends on the restricted shares and to vote such shares unless and until the employee’s right to such shares is forfeited. Notwithstanding the foregoing vesting provisions, the employee’s restricted shares will become nonforfeitable upon a change in control of the Company or a termination of the employee’s employment due to death, disability or any reason other than for “cause” (as such term is defined in the August 2009 Agreement). The August 2009 Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Form of August 2009 Employee Stock Grant Certificate under the America Service Group Inc. 2009 Equity Incentive Plan.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: August 11, 2009	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Form of August 2009 Employee Stock Grant Certificate under the America Service Group Inc. 2009 Equity Incentive Plan.